UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 14, 2009

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 14, 2009, the Compensation Committee of the Board of Directors (the "Committee") of Covenant Transportation Group, Inc., a Nevada corporation (the  Company"), approved performance-based bonus opportunities for the Company's senior management group (the "Program") under the Company's 2006 Omnibus Incentive Plan, as amended (the "Plan").  As set forth in the Plan, the Committee may choose from a range of defined performance measures.

Under the Program and consistent with the objectives of the Plan, certain employees, including the Company's named executive officers, may receive bonuses upon satisfaction of consolidated operating income and operating ratio targets (the "Performance Targets") established for 2010. Each applicable Performance Target corresponds to a percentage bonus opportunity for the employee that is multiplied by the employee's base salary to determine the employee's bonus.  Pursuant to the Program, each of (i) David Parker and Joey Hogan, as named executive officers, and a certain other senior manager may receive between 50% and 75% of their respective base salary depending on the Performance Targets that are achieved, if any, (ii) Richard Cribbs, as a named executive officer, and a certain other senior manager may receive between 40% and 60% of their respective base salary depending on the Performance Targets that are achieved, if any, and (iii) Tony Smith and James Brower, as the two remaining named executive officers, may receive between 10% and 15% of their respective base salary depending on the Performance Targets that are achieved, if any.  Messrs. Smith and Brower will have an additional bonus opportunity to earn between 40% and 60% of their base salary based upon subsidiary targets that will be reviewed and approved by the Committee when their respective 2010 subsidiary budgets are finalized.  Each of the foregoing recipients may choose to receive up to 100% of the bonus in Class A common stock under the Plan.

On September 14, 2009, the Committee also granted awards of restricted shares of the Company's Class A common stock to the named executive officers and in the amounts set forth below:

Named Executive Officer	Number of Restricted Shares
David R. Parker	7,500
Joey B. Hogan	6,000
Tony Smith	5,000
James "Jim" Brower	5,000
Richard B. Cribbs	5,000

Subject to the recipient's continuous employment between January 1, 2010, and the vesting date, the shares will vest when and if the Committee certifies that, for the fiscal year ending December 31, 2010, the Company's consolidated diluted earnings per share, subject to adjustments for potential certain non-cash items, is equal to or greater than $0.05, all as set forth in the award notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: September 18, 2009	By:	/s/ Richard B. Cribbs
Richard B. Cribbs
Senior Vice President and Chief Financial Officer